                  PUTNAM HIGH INCOME CONVERTIBLE AND BOND FUND
                  PUTNAM MASTER INTERMEDIATE INCOME TRUST
                  PUTNAM PREMIER INCOME TRUST




                         SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                              (Amendment No. )
                     Filed by the Registrant  / X /

               Filed by a party other than the Registrant

Check the appropriate box:

/   / Preliminary Proxy Statement

/   / Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e) (2))

/   / Definitive Proxy Statement

/ x / Definitive Additional Materials

/   / Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12

             PUTNAM  HIGH INCOME CONVERTIBLE AND BOND FUND
               PUTNAM MASTER INTERMEDIATE INCOME TRUST
                     PUTNAM PREMIER INCOME TRUST
               (Name of Person(s) Filing Proxy Statement,
                       if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X / No fee required

/   / Fee computed on table below per Exchange Act Rule 14a 6(i)(1)
      and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/   / Fee paid previously with preliminary materials.

/   / Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:






www.proxyweb.com/Putnam

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(Putnam Logo)
Putnam Investments
Internet Proxy Voting Service

(Graphic of sample proxy card)

Instructions:

To vote on all proposals as the trustees recommend

1. Please enter the control number from your proxy card:

2. Check here to vote on all proposals as the trustees recommend.

3. Click on the VOTE button below.

"VOTE button"

or

To vote on each proposal separately

1. Please enter the control number from your proxy card:

2. Click on the VOTE button below.

"VOTE button"

Your vote is important.

This proxy is solicited on behalf of Trustees of the Fund.

PUTNAM INVESTMENTS (Putnam logo)

Internet Voting Instruction Card
Putnam High Income Convertible and Bond Fund

If you fail to provide your instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees as set forth in Proposal 1 and against Prosposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES:

-----------------------------------------------------------------------------------------
Proposal 1.  Proposal to fix the number of Trustees      / / FOR fixing the number of
             as proposed and elect all nominees.             Trustees as proposed and
                                                             electing all the nominees
             The nominees for Trustees are:              / / WITHHOLD authority to vote
             J.A. Baxter (01)                                for all nominees
             J.A. Hill (02)                              / / To WITHHOLD authority to
             R.J. Jackson (03)                               vote for one or more of
             P.L. Joskow (04)                                the nominee(s), enter
             E.T. Kennan (05)                                the name(s) of the
             L.J. Lasser (06)                                nominee(s), below:
             J.H. Mullin, III (07)                           ---------------------------
             R.E. Patterson (08)
             G. Putnam, III (09)
             A.J.C. Smith (10)
             W.T. Stephens (11)
             W.N. Thorndike (12)

THE TRUSTEES RECOMMEND A VOTE AGAINST PROPOSAL 2:

Proposal 2. Proposal to convert your fund from            / / FOR    / / AGAINST     / /ABSTAIN
closed-end to open-end status and authorize
certain related amendments to the Agreement and
Declaration of Trust.

If you submit your voting instructions on this site, we'll vote exactly as you tell us. If you fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees and electing all of the nominees for Trustees as set forth in Proposal 1 and against Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such matters that may properly come before the meeting.

To receive email confirmation, enter your email address here:

Press this button to SUBMIT your voting instructions.

Please review your selections carefully before submitting your voting instructions.

If you have questions about any of the proposals, please call
1-800-225-1581.

If you submit your voting instructions more than once for the same proposal, only your most recently received voting instructions will be considered valid. For this purpose, the voting instructions with the most recent date will be considered the most recently received. The proxy tabulator, in its sole discretion, will resolve any discrepancies in voting instructions.


PUTNAM INVESTMENTS (Putnam logo)

Internet Voting Instruction Card
Putnam High Income Convertible and Bond Fund

Thank you! Your vote has been submitted.


THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES:

----------------------------------------------------------------------------------------
Proposal 1.  Proposal to fix the number of Trustees      / / FOR fixing the number of
             and elect all nominees.                         trustees as proposed and
                                                             electing all the nominees
             The nominees for Trustees are:              / / WITHHOLD authority to vote
             J.A. Baxter (01)                                for all nominees
             J.A. Hill (02)                              / / To WITHHOLD authority to
             R.J. Jackson (03)                               vote for one or more of
             P.L. Joskow (04)                                the nominee(s), enter
             E.T. Kennan (05)                                the name(s) of the
             L.J. Lasser (06)                                nominee(s), below:
             J.H. Mullin, III (07)                           ---------------------------
             R.E. Patterson (08)
             G. Putnam, III (09)
             A.J.C. Smith (10)
             W.T. Stephens (11)
             W.N. Thorndike (12)

If you submit your voting instructions on this site, we'll vote exactly as you tell us. If you fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees and electing all of the nominees for Trustees as set forth in Proposal 1. In their discretion, the Proxies will also be authorized to vote upon such matters that may properly come before the meeting.

No email confirmation has been sent.

"Change Vote"    "Exit Internet Proxy Voting Service"    "Vote Another Proxy"


PUTNAM INVESTMENTS (Putnam logo)

Internet Voting Instruction Card
Putnam Master Intermediate Income Trust


If you fail to provide your instructions on a proposal, the Proxies will vote for fixing the number of Trustees as set forth in Proposal 1 and against Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES:

----------------------------------------------------------------------------------------
Proposal 1.  Proposal to fix the number of Trustees       / / FOR fixing the number of
             as proposed and elect all nominees.              Trustees as proposed and
                                                              electing all the nominees
             The nominees for Trustees are:               / / WITHHOLD authority to vote
             J.A. Baxter (01)                                 for all nominees
             J.A. Hill (02)                               / / To WITHHOLD authority to
             R.J. Jackson (03)                                vote for one or more of
             P.L. Joskow (04)                                 the nominee(s), enter
             E.T. Kennan (05)                                 the name(s) of the
             L.J. Lasser (06)                                 nominee(s), below:
             J.H. Mullin, III (07)                            -------------------------
             R.E. Patterson (08)
             G. Putnam, III (09)
             A.J.C. Smith (10)
             W.T. Stephens (11)
             W.N. Thorndike (12)


THE TRUSTEES RECOMMEND A VOTE AGAINST PROPOSAL 2:

Proposal 2. Proposal to convert your fund from            / / FOR    / / AGAINST     / /ABSTAIN
closed-end to open-end status and authorize
certain related amendments to the Agreement and
Declaration of Trust.


If you submit your voting instructions on this site, we'll vote exactly as you tell us. If you fail to provide your voting instructions on a proposal, the Proxies will vote for fixing the number of Trustees and electing all of the nominees for Trustees as set forth in Proposal 1 and against Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such matters that may properly come before the meeting.

To receive email confirmation, enter your email address here:

Press this button to SUBMIT your voting instructions.

Please review your selections carefully before submitting your voting instructions.

If you have questions about any of the proposals, please call
1-800-225-1581.

If you submit your voting instructions more than once for the same proposal, only your most recently received voting instructions will be considered valid. For this purpose, the voting instructions with the most recent date will be considered the most recently received. The proxy tabulator, in its sole discretion, will resolve any discrepancies in voting instructions.



PUTNAM INVESTMENTS (Putnam logo)

Internet Voting Instruction Card
Putnam Master Intermediate Income Trust

Thank you! Your vote has been submitted.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES:

-----------------------------------------------------------------------------------------
Proposal 1.  Proposal to fix the number of Trustees       FOR fixing the number of
             and elect all nominees.                      Trustees as proposed and
                                                          electing all the nominees
             The nominees for Trustees are:
             J.A. Baxter (01)
             J.A. Hill (02)
             R.J. Jackson (03)
             P.L. Joskow (04)
             E.T. Kennan (05)
             L.J. Lasser (06)
             J.H. Mullin, III (07)
             R.E. Patterson (08)
             G. Putnam, III (09)
             A.J.C. Smith (10)
             W.T. Stephens (11)
             W.N. Thorndike (12)


THE TRUSTEES RECOMMEND A VOTE AGAINST PROPOSAL 2:

Proposal 2. Proposal to convert your fund from            AGAINST
closed-end to open-end status and authorize
certain related amendments to the Agreement and
Declaration of Trust.


If you submit your voting instructions on this site, we'll vote exactly as you tell us. If you fail to provide your voting instructions on a proposal, the Proxies will vote for fixing the number of Trustees and electing all of the nominees for Trustees as set forth in Proposal 1 and against Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such matters that may properly come before the meeting.

No email confirmation has been sent.

"Change Vote"     "Exit Internet Proxy Voting Service"     "Vote Another Proxy"



PUTNAM INVESTMENTS (Putnam logo)

Internet Voting Instruction Card
Putnam Premier Income Trust


SHAREHOLDER LOGIN                                              PROXY DIRECT-TM-

BACK TO HOME        CONTACT US        SECURITY                                ?

You can now submit your proxy voting instructions online. To do so please enter your Proxy Control Number in the area below. Your Internet Voting Control Number is located on your proxy ballot and identified as CONTROL NUMBER or INTERNET CONTROL NUMBER.

        Enter Control Number here:   ____-____-____-____    CONTINUE


  Your browser must support JavaScript 1.1 or higher and be able to accept cookies in order to continue. Click on HELP button at the top for more information and navigation tips. If you are unable to vote your proxy using this service because of technical difficulties, you should refer to your Proxy
                      Package for other voting options.

                         [VERISIGN SECURE SITE LOGO]

-C- 2001 PROXY DIRECT-TM- -- SERVICE OF ALAMO DIRECT MAIL SVCS, INC. ALL RIGHTS
                                  RESERVED.

LEGAL STATEMENT                                                PROXY DIRECT-TM-

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                          [PUTNAM INVESTMENTS LOGO]

                   WELCOME TO THE PUTNAM PROXY VOTING SITE

     YOUR INTERNET VOTE AUTHORIZES THE PROXIES LISTED ON YOUR PROXY CARD TO VOTE YOUR SHARES AT THE MEETING OF THE SHAREHOLDERS OF YOUR FUND TO
    BE HELD AT THE TIME AND PLACE AS SET FORTH ON YOUR PROXY CARD IN THE
     SAME MANNER AS IF YOU MARKED, SIGNED, AND RETURNED YOUR PROXY CARD.

                   THE BOARD OF TRUSTEES RECOMMENDS A VOTE
                    FOR PROPOSAL 1 AND AGAINST PROPOSAL 2

                      /X/  CLICK HERE TO ACKNOWLEDGE...


BACK TO HOME        CONTACT US        SECURITY         -C- 2000 PROXY DIRECT-TM-

PUTNAM PREMIER INCOME TRUST PROXY                               PROXY DIRECT-TM-

BACK TO HOME        CONTACT US        SECURITY                LEGAL STATEMENT  ?

                          [PUTNAM INVESTMENTS LOGO]

                     Below is the list of your holdings. Text next to each
                     holding's name indicates whether you wish to vote as the
[INFORMATION LOGO]   Board recommends or to submit your individual instructions.
                     To change between BOARD RECOMMENDED and INDIVIDUAL instructions click on the name of the holding, then follow the additional instructions.

          YOU MUST CLICK VOTE NOW! BUTTON TO COMPLETE YOUR SESSION

--------------------------------------------------------------------------------
               LIST OF YOUR HOLDINGS                  VOTING INSTRUCTIONS
--------------------------------------------------------------------------------
       Putnam Premier Income Trust             -- as recommended by the Board
--------------------------------------------------------------------------------
  Click on arrow to modify voting instructions
------------------------------------------------

[CROSS LOGO] HELP ME...               [SOLID CIRCLE] ABORT                    [CUT CIRCLE] VOTE NOW!
-----------------------               --------------------                    ----------------------
If you need help navigating the       You can quit Internet voting at         Once you have completed
site or experience problems           any time, however, your voting          selection of your voting
during your online session, this      instructions set up during this         instructions and are ready to
page may provide you with             session will be disregarded             submit them for processing click
answers                                                                       the Vote Now! button

BACK TO HOME        CONTACT US        SECURITY         -C- 2000 PROXY DIRECT-TM-

PUTNAM PREMIER INCOME TRUST PROXY                             PROXYDIRECT -TM-
-------------------------------------------------------------------------------
Back to Home      Contact Us     Security                  Legal Statement ?
-------------------------------------------------------------------------------
(logo)
PUTNAM
INVESTMENTS


Shareholder:    John P. Sample
                Alamo Direct Mail Services, Inc.
                23-10 Square Circle Lane
                Someoldtown, TS  12345-6789

Account:        ALAMO-TST01/ 435-XXXX-XXXX-123
Previous vote:  None - Testing APPS/TR Setup


                       Putnam Premier Income Trust

-------------------------------------------------------------------------------
Applicable Campaign Proposal        Mark All       For     Against     Board
-------------------------------------------------------------------------------
1.01  Elect J.A. Baxter for Trustee            /X/ For   / /Withhold
-------------------------------------------------------------------------------
1.02  Elect J.A. Hill for Trustee              /X/ For   / /Withhold
-------------------------------------------------------------------------------
1.03  Elect R.J. Jackson for Trustee           /X/ For   / /Withhold
-------------------------------------------------------------------------------
1.04  Elect P.L. Joskow for Trustee            /X/ For   / /Withhold
-------------------------------------------------------------------------------
1.05  Elect E.T. Kennan for Trustee            /X/ For   / /Withhold
-------------------------------------------------------------------------------
1.06  Elect L.J. Lasser for Trustee            /X/ For   / /Withhold
-------------------------------------------------------------------------------
1.07  Elect J.H. Mullin, III for Trustee       /X/ For   / /Withhold
-------------------------------------------------------------------------------
1.08  Elect R.E. Patterson for Trustee         /X/ For   / /Withhold
-------------------------------------------------------------------------------
1.09  Elect G. Putnam, III for Trustee         /X/ For   / /Withhold
-------------------------------------------------------------------------------
1.10  Elect A.J.C. Smith for Trustee           /X/ For   / /Withhold
-------------------------------------------------------------------------------
1.11  Elect W.T. Stephens for Trustee          /X/ For   / /Withhold
-------------------------------------------------------------------------------
1.12  Elect W.N. Thorndike for Trustee         /X/ For   / /Withhold
-------------------------------------------------------------------------------
2.00  Proposal to convert your fund from       / / For   /X/Against  / /Abstain
      closed-end to open-end status and
      authorize certain related amendments
      to the Agreements and Declaration of
      Trust
-------------------------------------------------------------------------------
                                                          Voting Instructions

Answers have been marked according to the Board's recommendation. Please change responses as appropriate before submission. If you have questions regarding any of the proposals, please call (800) 225-1581

                                                     / / Cancel     /X/ Continue
--------------------------------------------------------------------------------
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PUTNAM PREMIER INCOME TRUST PROXY                               PROXY DIRECT-TM-

BACK TO HOME        CONTACT US        SECURITY                                 ?

THANK YOU, YOUR VOTING INSTRUCTIONS HAVE BEEN SUBMITTED FOR PROCESSING.

IF NECESSARY, YOU CAN REVISIT INTERNET VOTING SITE ANYTIME BEFORE THE MEETING DATE ON THURSDAY, JUNE 14, 2001 AT 2:00:00 PM [EST] TO SUBMIT NEW VOTING INSTRUCTIONS.

This is the summary of your voting instructions delivered to Putnam. It is not a receipt or vote confirmation. You may print this page for your records.

NOTE: Internet voting for this proxy is currently in testing stage. Your vote has not been actually entered into the APPS/TR system for tabulation.

INSTRUCTIONS SUBMITTED ON MONDAY, APRIL 16, 2001
TRANSACTION CODE: 2341234123-388321975

                                           Putnam Premier Income Trust
-----------------------------------------------------------------------------------------------------------------------------
  1.01    Elect J.A. Baxter for Trustee                                                              VOTED FOR
  1.02    Elect J.A. Hill for Trustee                                                                VOTED FOR
  1.03    Elect R.J. Jackson for Trustee                                                             VOTED FOR
  1.04    Elect P.L. Joskow for Trustee                                                              VOTED FOR
  1.05    Elect E.T. Kennan for Trustee                                                              VOTED FOR
  1.06    Elect L.J. Lasser for Trustee                                                              VOTED FOR
  1.07    Elect J.H. Mullin, III for Trustee                                                         VOTED FOR
  1.08    Elect R.E. Patterson for Trustee                                                           VOTED FOR
  1.09    Elect G. Putnam, III for Trustee                                                           VOTED FOR
  1.10    Elect A.J.C. Smith for Trustee                                                             VOTED FOR
  1.11    Elect W.T. Stephens for Trustee                                                            VOTED FOR
  1.12    Elect W.N. Thorndike for Trustee                                                           VOTED FOR
  2.00    Convert fund from closed-end to open-end status and authorize related amendments           VOTED AGAINST

[ICON]  IF YOU WISH TO VOTE ANOTHER CARD
        PLEASE CLICK HERE.

                          [PUTNAM INVESTMENTS LOGO]

BACK TO HOME        CONTACT US        SECURITY         -C- 2000 PROXY DIRECT-TM-

Closed End Fund Proxy Q&A

           FOR INTERNAL USE ONLY

           The following Q&A was prepared to help you answer questions from brokers and/or shareholders on the subject of the proxies being mailed to them for their votes. These proxies are sent to shareholders that were shareholders of record on 23 March 2001 for the following Putnam Closed End Funds: Putnam Master Intermediate Income Trust and Putnam Premier Income Trust. The vote is scheduled for 14 June 2001

           Q: What are the two funds, the Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, asking shareholders to vote on?

           A: Both funds are asking shareholders to vote on the normal yearly election of trustees. In addition, these two funds are asking shareholders to vote on the conversion of the funds from closed-end to open-end status.

           Q: How do Open-end and Closed-end fund differ?

           A: The differences are as follows:

           Open End Fund                   Closed End Fund
           Unlimited number of shares      Fixed number of shares
           Fund bought and sold through    Fund bought and sold through broker
             fund company                  Pricing used: NAV and Market
           Pricing used: NAV and POP



           Q: How are Closed-end funds priced?

           A: Many closed-end funds calculate the value of their portfolios every business day. Because closed-end fund's shares trade in the stock market based on investor demand, the fund's market price may trade at a higher price (premium) or lower price (discount) than its NAV. The NAV of a closed end fund is calculated exactly the same as an open-end fund; the NAV of a fund is the market value of all the fund's portfolio securities, minus expenses and liabilities, divided by the number of shares outstanding.

           Q: Why are the funds proposing to change their status from Closed-end to Open end?

           A: Your fund's governing legal documents require that shareholders be given the opportunity to vote on a proposal to convert your fund from a closed-end status to open-end status. This would occur if the fund's shares have traded at an average discount of more than 10% from their net asset value during the last 12 weeks of the fund's last fiscal year-end.

           Q: Who is asking for your vote?

           A: The Trustees of the funds.

           Q: Why are the Trustees recommending a vote against conversion?

           A: The Trustees believe that your fund's closed-end status provides investment benefits not available to open-end fund investors. They believe that your fund's operating expenses are likely to increase if converted to open-end status. That the conversion could cause the funds to shrink due to shareholder redemptions and, everything else being equal, would result in increased expense ratios for the remaining shareholders. The need to sell securities to meet redemptions may have adverse tax consequences to shareholders remaining in the fund. Finally, in light of the potential loss of the advantages of closed-end status and the potential increase of expenses that most likely would follow, conversion could result in a lower yield for shareholders.

           Q: What other possible consequences might result from conversion of your fund to Open-end status?

           A: Certain legal, accounting and other costs would be incurred in connection with the conversion of the funds to open-end status. Although it is difficult to estimate these costs with precision, these costs are estimated to be at least $100,000. The Trustees reserve the right to impose a temporary redemption fee of 2.00% of the value of the shares redeemed for a period of up to one-year following the fund's conversion.

           Q: What changes would be made in your fund's Declaration of Trust if shareholders vote to convert the fund to Open-end status?

           A: The Declaration of Trust would be amended to require your fund to purchase all shares offered to it for redemption at a price equal to the net asset value of the shares next determined, less any redemption or sales charge fixed by the Trustees. The Declaration of Trust would also be amended to eliminate certain provisions that relate specifically to the funds' closed-end status, such as the conversion provision that has necessitated this proposal. Finally, the Trustees would make certain necessary technical and non-material changes to your fund's Bylaws.

           Q: What percentages of shareholders, votes are required to approve the conversion?

           A: Approval of the conversion to open-end status and of the related amendments of your fund's Declaration of Trust will require the "yes" vote of a majority of the fund's outstanding shares.

           Q: If the conversion is not approved, will the fund continue in its current form?

           A: Yes

           Q: What are the Trustees recommending?

           A: The Trustees are for the fixing the number of Trustees as proposed and the election of all nominees; and are against the proposal of converting the funds from closed-end to open-end. The Trustees feel the conversion to open-end status would not be in the best long-term interest of shareholders. They believe that your fund's closed-end status provides investment benefits not available to open-end fund investors. Because your fund's shares are not redeemable, your fund is not required to maintain short-term, lower yielding investments in anticipation of possible redemption's, but can be fully invested in higher yielding securities in pursuit of the fund's investment objective.

           Q: Who is eligible to vote?

           A: Shareholders of record at the close of business on 23 March 2001. Each share is entitled to one vote.

           Q: When is the shareholder meeting?

           A: The shareholder meeting to determine the results will be on 14 June 2001

           Q: How can a shareholder submit their vote?

           A: There are several ways to submit your vote. Your vote may be submitted by returning the proxy card by mail or via the internet. Internet voting instructions are located on the proxy card.

           Q: I did not receive a copy of the proxy statement; can you send me one?

           A: Additional proxy statements may be ordered off of your literature system.

           Q: I misplace my proxy card; how can another one be sent?

           A: Additional proxy cards may be ordered via email to Tarah Soares or Betty Creamer in the Proxy department. Shareholder information to be included is the fund name, shareholder address and account number.